Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events:
15.      Subsequent Events:

a)      Loan developments
As further described in Note 8, in August 2016 the Company entered into the Restructuring with its lenders.
b)      Equity offering
The Company has announced on September 14th that it plans to make a public offering of its common shares, in order to comply with the conditions precedent of the Restructuring. The Company intends to use the net proceeds from the offering for general corporate purposes. Oaktree Capital Management, L.P. (“Oaktree”) and entities affiliated with the family of Mr. Petros Pappas, the Company's Chief Executive Officer (the “Pappas Affiliates”), which are two of the Company's significant shareholders, have expressed an interest in purchasing a substantial amount of common shares in this offering.

c)      Fleet update
On July 26th, 2016 and August 10th, 2016 the Company entered into separate agreements with third parties to sell the vessels Star Monisha and Star Aline respectively. The vessel Star Monisha was delivered to its new owners on August 17, 2016 and the vessel Star Aline is expected to be delivered to its new owners until the end of September 2016.

d)       Listing Compliance

On July 7, 2016, the Company announced that it has regained compliance with Listing Rule 5450(a)(1) of the NASDAQ Global Select Market with respect to the minimum bid price for the Company's common shares, which the NASDAQ Listing Qualifications Department confirmed in a letter to the Company dated July 6, 2016.

e)            Equity Award

On September 12, 2016, the Company's Board of Directors granted 345,000 restricted common shares to certain of the Company's directors and officers, as a bonus for the successful Restructuring discussed in Note 8, subject to the successful completion of the equity offering described above in Note 15(b). Out of these shares, 305,000 will vest on March 31, 2017, and the remaining 40,000 will vest on March 1, 2018.